UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2019

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	CELG	NASDAQ Global Select Market
Contingent Value Rights	CELGZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, on January 2, 2019, Celgene Corporation (“Celgene”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), pursuant to which Bristol-Myers Squibb has agreed to acquire Celgene (the “Merger”). Bristol-Myers Squibb and Celgene remain actively engaged in discussions with the U.S. Federal Trade Commission (the “FTC”) on the FTC’s continued regulatory review of the proposed Merger. In June 2019, Bristol-Myers Squibb announced the planned divestiture of OTEZLA® (apremilast) in light of concerns raised by the FTC.

On August 25, 2019, Celgene and Amgen Inc. (the “Buyer”) entered into an asset purchase agreement (the “Purchase Agreement”), pursuant to which Celgene agreed to sell to Buyer its OTEZLA® (apremilast) product line and related intellectual property, including any patents that primarily cover apremilast, and other specified assets and liabilities related to the OTEZLA® (apremilast) product line for a cash purchase price of $13.4 billion (the “OTEZLA® Divestiture”). Pursuant to the terms of the Purchase Agreement, employees that are primarily dedicated to the OTEZLA® (apremilast) product line will generally be transferred to the Buyer as part of the OTEZLA® Divestiture.

The consummation of the OTEZLA® Divestiture is subject to Bristol-Myers Squibb and Celgene entering into a consent decree with the FTC in connection with the pending Merger and requiring Celgene to divest OTEZLA® (apremilast) to Buyer, consummation of the pending Merger and other customary closing conditions and regulatory approvals.

Subject to the FTC’s acceptance of a consent order and the satisfaction of customary closing conditions, Celgene and Bristol-Myers Squibb currently expect to close the pending Merger by the end of 2019.

The Purchase Agreement provides that Celgene and/or Buyer may terminate the Purchase Agreement under certain circumstances, including (i) by mutual written consent of the parties; (ii) by either party if the other party breaches its representations, warranties or covenants in the Purchase Agreement in a way that would entitle the party seeking to terminate the Purchase Agreement not to consummate the transactions contemplated by the Purchase Agreement, subject to the right of the breaching party to cure the breach; (iii) by either party if the transactions contemplated by the Purchase Agreement are not consummated on or before February 29, 2020, which date is subject to extension if the outside date in the Merger Agreement is extended; (iv) by either party if any governmental authority of competent jurisdiction has issued a final, non-appealable order or enacted any law permanently prohibiting the transactions contemplated by the Purchase Agreement; (v) by either party if Celgene is notified by the Director of the Bureau of Competition of the FTC that Buyer is not an acceptable purchaser of the OTEZLA® (apremilast) product line or that the Purchase Agreement is not an acceptable manner of divesting the OTEZLA® (apremilast) product line (only after Celgene and Buyer have reasonably sought to modify the Purchase Agreement to satisfy the FTC staff, consistent with their respective obligations under the Purchase Agreement); or (vi) by either party if the Merger Agreement is terminated in accordance with its terms.

Celgene and the Buyer have agreed to enter into ancillary agreements at the closing of the OTEZLA® Divestiture, including, but not limited to, a transition services agreement, a supply agreement, an intellectual property agreement providing for certain licensing arrangements between Celgene and Buyer regarding certain intellectual property related to the OTEZLA® (apremilast) product line and agreements related to the transfer of assets in certain foreign jurisdictions.

The Purchase Agreement has been included to provide investors with information regarding the material terms of the Purchase Agreement. It is not intended to provide any other factual information about the OTEZLA® (apremilast) product line, Celgene, Buyer or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement; (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the OTEZLA® (apremilast) product line, Celgene, Buyer or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Celgene’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Celgene and/or OTEZLA® (apremilast) product line that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement itself, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb and Celgene, on February 1, 2019, Bristol-Myers Squibb filed with the SEC a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, Bristol-Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019, and the special meetings of the stockholders of Bristol-Myers Squibb and Celgene were held on April 12, 2019. INVESTORS AND SECURITY HOLDERS OF Bristol-Myers Squibb AND Celgene ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Bristol-Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html.  Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products and Bristol-Myers Squibb’s pending acquisition of Celgene. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of the Merger may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; the completion of the OTEZLA Divestiture by Celgene does not occur on the anticipated timing; the combined company will have substantial indebtedness following the completion of the Merger; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Merger; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this communication should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. The forward-looking statements included in this communication are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated August 25, 2019, by and between Celgene Corporation, as seller, and Amgen Inc., as purchaser.*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Celgene hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Celgene may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: August 26, 2019	By:	/s/ David V. Elkins
David V. Elkins
Executive Vice President
Chief Financial Officer
(principal financial and accounting officer)